Form N-SAR
Sub-Item 77Q1(a)
Material Amendments to Registrant's By-Laws
333-106142, 811-21371


First Amendment to the Bylaws of Janus Adviser is incorporated herein by reference to Exhibit 2(b) to Post-Effective Amendment No. 3 to Janus Adviser's registration statement on Form N-1A, filed on April 29, 2004, accession number 0001035704-04-000184 (File No. 333-106142).